UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2008

Blackboard Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1899 L Street NW, 5th Floor, Washington, District of Columbia		20036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-463-4860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 11, 2008, Blackboard Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") by and among the Company, Bookstore Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), The NTI Group, Inc., a Delaware corporation ("NTI"), and Pace Holdings, LLC, a Delaware limited liability company ("Pace"). Pursuant to the terms of the Agreement, Merger Sub will be merged with and into NTI, with NTI continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the "Merger").

Pursuant to the terms and conditions of the Agreement (and certain ancillary agreements contemplated therein):

• At the closing of the Merger, NTI stockholders will receive, subject to certain adjustments, total consideration equal to $182,000,000 (the "Merger Consideration"), of which $132,000,000 will be in cash (the "Cash Consideration") and the remaining amount will be in shares of the Company’s common stock, $0.01 par value per share (the "Stock Consideration").

• Additional consideration of up to $17,000,000 in shares of the Company’s common stock, $0.01 par value per share (the "Earnout Consideration"), may be issued to certain recipients based upon the achievement of certain performance milestones. NTI’s board of directors will determine the recipients and allocation of the Earnout Consideration prior to the closing of the Merger.

• Immediately prior to the effective time of the Merger, each unexpired and unexercised NTI stock option will be cancelled, and at or after the closing of the Merger each holder thereof will receive cash consideration equal to the merger consideration payable will respect to each share of NTI’s common stock, $0.0001 par value per share, underlying such option less the exercise price thereof.

• At the closing of the Merger, the Company will deposit shares of the Company’s common stock, $0.01 par value per share, with American Stock Transfer & Trust Company to be held in accordance with the terms of an escrow agreement to be executed at the closing of the Merger with a value of approximately (i) $2,000,000 for any working capital adjustments and (ii) $12,500,000 that would otherwise be delivered to Pace for certain indemnification obligations under the Merger Agreement.

For purposes of issuing the Stock Consideration and Earnout Consideration and for purposes of the escrow, the per share value of the Company’s common stock, $0.01 par value per share, is deemed to equal its average closing price on the Nasdaq Global Market over the 20 trading days ending three trading days prior to the closing of the Merger; provided that it shall not be 10% higher or 10% lower than its average closing price on the Nasdaq Global Market over the 20 trading days ending three trading days prior to the date of execution of the Agreement.

The Company and Merger Sub have made customary representations, warranties and covenants in the Agreement, including representations and warranties relating to, among other things, (a) authorization, performance and enforceability of the Agreement; (b) capitalization; (c) reports and financial statements; (d) absence of certain changes or events; (e) conflicts; (f) governmental approvals and consents; (g) litigation and governmental orders; (h) solvency; and (i) financial ability to perform.

NTI has agreed to continue its business in the ordinary course prior to the closing of the Merger. Additionally, prior to the closing, the parties will obtain all necessary approvals and the parties are subject to certain confidentiality obligations. The obligations of the Company to consummate the Merger are subject to closing conditions including, among other things, that (a) certain existing debt of NTI shall have been paid in full, (b) NTI has terminated certain existing management services agreements, and (c) other customary closing conditions. The parties expect to close the transaction in the first quarter of 2008.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or NTI. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Important Additional Information will be Filed with the SEC

In connection with the Merger, the Company will file one or more registration statements on Form S-3 relating to the resale of the Company’s common stock, $0.01 par value per share, issuable as Stock Consideration and Earnout Consideration, in accordance with the provisions of a Registration Rights Agreement and a Registration Rights and Earnout Stock Agreement, respectively.

Item 2.02 Results of Operations and Financial Condition.

On January 14, 2008, the Company issued a press release reporting its preliminary financial results for the quarter ended December 31, 2007. A copy of the press release is furnished hereto as Exhibit 99.1.

The information contained in this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, at the effective time of the Merger, the Company will issue, as a portion of the Merger Consideration, a number of shares of the Company’s common stock, $0.01 par value per share, equal to the Stock Consideration. In addition, subject to NTI’s achievement of certain performance milestones, the Company will issue a number of shares of the Company’s common stock, $0.01 par value per share, equal to the Earnout Consideration. These shares of common stock will be issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act. The information relating to such issuance from Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

On January 14, 2008, the Company issued a press release announcing its entry into the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of January 11, 2008, by and among Blackboard Inc., Bookstore Merger Sub, Inc., The NTI Group, Inc. and Pace Holdings, LLC.

99.1 Press release dated January 14, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

January 14, 2008	By:	Matthew Small

Name: Matthew Small
Title: Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Blackboard Inc., Bookstore Merger Sub, Inc., The NTI Group, Inc. and Pace Holdings, LLC
99.1	Press release dated January 14, 2008